Exhibit 10.21

松山湖北招投标所-招标登记表

项目名称					
招标编号		资格审查方式		资格预审	
招标方式		公告时间		邀标	
报名情况（由投标单位填写）					
投标人名称					
法人代表		联系电话		报名时间	
报名联系人		联系电话（手机号码）		公司电话	
		E mail		公司传真	
报名应提交资料（以下由招标机构填写）					备注
证书	营业执照副本复印件				
	资质证书副本复印件				
	东莞市园林绿化企业信用管理手册				
证明书	法人代表证明书				
	法人代表授权书				
	授权代理人身份证复印件				
投标保证金

Songshan Hubei Tender Processing Center--Tender Registration Form

Project Name
Registration Number	Qualification Inspection Method	Qualification Pre-inspection
Manner of Invitation to Tender	Publication Date	Invitation to Tender
Summary of Application (filled out by Bidder)
Name of the Bidder
Legal Person Representative	Telephone	Application Date
Application Contact Person	Cell Phone	Company Phone
	E-mail	Company Fax
Application Materials (filled out by Tenderer)		Notes
Licenses	Photocopy of Business License
Photocopy of Qualification Certificates
Credibility Governance Handbook for Dongguan Greenery Enterprises

Certificates	Certificate of Legal Person Representative
Authorization Certificate of Legal Person Representative
Photocopy of PRC ID Card of Authorized Person
Bidding Deposit

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